UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21882

Oppenheimer Rochester North Carolina Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: March 31

Date of reporting period: 3/31/2015

Item 1. Reports to Stockholders.

Annual Report 3/31/2015

OppenheimerFunds®

The Right Way to Invest

Oppenheimer Rochester® North Carolina Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/31/15

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index
1-Year	8.60%	3.45%	6.62%
5-Year	5.42	4.40	5.11
Since Inception (10/10/06)	2.47	1.88	4.89

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Oppenheimer Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

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Fund Performance Discussion

While interest rates continued to hover at low levels, Oppenheimer Rochester North Carolina Municipal Fund generated high levels of tax-free income and a competitive, yield-driven total return for the 12 months ended March 31, 2015. The Fund’s Class A shares provided a distribution yield of 4.89% at net asset value (NAV) at the end of this reporting period. For North Carolina residents in the top 2015 bracket for federal and state income taxes, a taxable investment with a March 2015 yield of less than 6.37% would not have delivered as much after-tax income as the Class A shares of this Fund. At 8.60% as of March 31, 2015, the annual total return at NAV for this Fund’s Class A shares exceeded the Barclays Municipal Bond Index, its benchmark, by 198 basis points. Additionally, nearly two-thirds of the Fund’s total return was derived from tax-free income.

MARKET OVERVIEW

Overall, the muni market rallied during this reporting period, thanks in part to positive reports from the Federal Reserve. After several months of lowering its spending on mortgage-backed securities and long-term Treasuries, the big news of the year came when the Federal Open Market Committee (FOMC) voted in October 2014 to end quantitative easing the next month.

The average distribution yield in Lipper’s Other States Municipal Debt Funds category was 3.21% at the end of this reporting period. At 4.89%, the distribution yield at NAV for this Fund’s Class A shares was 168 basis points higher than the category average.

Considered by many to be the largest intervention in the Fed’s history, this program was initiated in 2008 to help stimulate the economy. According to a statement released

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	4.89%

Dividend Yield with sales charge	4.66

Standardized Yield	3.38

Taxable Equivalent Yield	6.37

Last distribution (3/24/15)	$0.046

Total distributions (4/1/14 to 3/31/15)	$0.572

Endnotes for this discussion begin on page 15 of this report

3 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

November 19, 2014, the FOMC observed solid job gains, a lower unemployment rate and increases in household and business spending. The committee’s concerns about inflation and falling energy prices, among other factors, played into its decision to “maintain its existing policy of reinvesting principal payments from its holdings of agency debt and agency mortgage-backed securities and rolling over maturing Treasury securities at auction.”

During this reporting period, the carefully worded announcements regarding the Fed’s plans for the Fed Funds target rate led to considerable speculation about the timing of an adjustment to its short-term rate, and market movements were generally based on analysts’ interpretations of subtle changes in the text. In October 2014, for example, the FOMC said it planned to keep the Fed Funds target rate at its current level “for a considerable time” after the end of its bond-buying program.

In December 2014, the Committee said it could “be patient in beginning to normalize the stance of monetary policy.” However, the committee removed the word “patient” from the minutes of the February 2015 meeting. In a press conference, Federal Reserve Chairman Janet Yellen cautioned that “just because we removed the word ‘patient’ doesn’t mean we will be impatient.” The committee will increase the Fed Funds rate only when it “has seen further improvement in the labor market and is reasonably confident that inflation will move back to its 2% objective over the medium term.”

With the current Fed Funds rate set between zero and 0.25% since December 2008, the only plausible change would be an increase. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

The Fund’s investment team will continue to search for value in the muni market as it seeks to produce competitive levels of tax-free income amid stable or changing market conditions.

As of March 31, 2015, the average yield on 30-year, AAA-rated muni bonds was 2.94%, down 102 basis points from March 31, 2014. The average yield on 10-year, AAA-rated muni bonds was 2.05% on March 31, 2015, down 48 basis points from the March 2014 date, and the average yield on 1-year, AAA-rated muni bonds was 0.22%, up 2 basis points from the March 2014 date.

At the beginning of the reporting period, North Carolina Governor Pat McCrory signed a bill authorizing $376 million of bond-financed improvements at six University of North Carolina campuses. The governor said that the proceeds would improve student learning and living conditions and create new jobs for North Carolina construction and architectural firms.

The North Carolina Senate voted in favor of a $21 billion plan that would raise the salaries of public school teachers but impose cuts elsewhere in state government. The plan, which was hotly debated, included $282

4 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

million to increase teacher salaries; the average raise would be 7%. According to Republican Senator Harry Brown, “This budget does a lot for the State of North Carolina... it moves the state in education to where it’s competitive, as far as teacher pay, and addresses many of the needs that are important to this state.”

In a positive development for the North Carolina Eastern Municipal Power Agency (NCEMPA) and good news for eastern North Carolina, federal regulators approved Duke Energy Progress’s request to purchase the generating assets of the NCEMPA. This $1.2 billion transaction between Duke and NCEMPA, if ultimately consummated, will allow the Eastern Municipal Power Agency to retire about 70% of its more than $2 billion in outstanding bonds.

Nearing the end of the reporting period, Gov. McCrory sent the Legislature his recommendations for the upcoming 2-year budget cycle, including up to $2.8 billion in bonds to finance transportation and other capital needs. Under the governor’s plan, spending in fiscal year 2016 would total $50.9 billion, a decrease of 1.2% over fiscal 2015, which ends June 30. The spending level would rise to $51.8 billion for fiscal year 2017. An additional $47 million was requested to bring the state’s rainy day fund to $698 million to “support our position as one of only 10 states with a triple-A bond rating from all three major rating agencies,” according to the governor.

As of March, 31, 2015, North Carolina’s general obligation (G.O.) bonds, which are backed by the full faith and taxing authority of state and local governments, maintained AAA ratings from Standard & Poor’s and Fitch Ratings and a Aaa rating from Moody’s Investors Service.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester North Carolina Municipal Fund held more than 130 securities as of March 31, 2015. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Fund’s Class A distribution yield at NAV was among the top 4% in Lipper’s Other States Municipal Debt Funds category as of March 31, 2015. At 4.89% on that date, it was 168 basis points higher than the category average, which was 3.21%. Additionally, for a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 6.37%, based on the Fund’s standardized yield as of March 31, 2015, and the current top federal

5 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

and North Carolina income tax rates. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

The Fund’s dividend trend this reporting period demonstrates the power a yield-driven approach can have amid challenging market conditions. This Fund’s Class A dividend remained steady at 4.8 cents per share for most of this reporting period. It declined to 4.6 cents per Class A share for the February payout, a change necessitated by the persistence of low interest rates. In all, the Fund distributed 57.2 cents per Class A share this reporting period.

As of March 31, 2015, the Fund was invested in the hospital/healthcare sector, which represented 18.0% of total assets (19.2% of net assets). Our holdings in this sector, including two bonds issued in Puerto Rico, consist of securities across the credit spectrum, most of which are investment grade. Bonds held in this sector contributed positively to Fund performance this reporting period.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 17.5% of the Fund’s total assets (18.7% of net assets) at the end of this reporting period. Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by proceeds from the Master Settlement Agreement (MSA) and included in this Fund’s tobacco holdings, as discussed later in this report.

The Fund’s holdings, some of which are insured, include G.O. debt and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things. During this reporting period, this Fund’s holdings from Puerto Rico contributed favorably to the Fund’s performance.

Expanding on the fiscal discipline that was the hallmark of Luis Fortuño, his predecessor, first-time Governor Alejandro García Padilla has strengthened the island’s balance sheet, cut the government payrolls, enacted comprehensive pension reforms, and raised revenues via tax rate changes and improved enforcement. In late June 2014, the Commonwealth announced its first balanced general fund budget in more than 20 years. On the recommendation of a government task force, a value-added tax (VAT) was added to the list of tax reforms being discussed. However, the sales and use tax that the VAT would replace has its supporter and, at the end of this reporting period, the Legislature had not voted.

A decision that we believe has important implications for the muni industry – and our funds in particular – was announced on February 6, 2015: On that date, a federal judge ruled that the Puerto Rico Public

6 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

The Rochester Portfolio Management Team

Corporation Debt Enforcement and Recovery Act (the “Recovery Act”) violated the U.S. Constitution and was invalid. As you may recall, the Recovery Act was passed in late June 2014 and OppenheimerFunds filed suit immediately, challenging the legislation that was designed to allow PREPA (the island’s electric utility authority), PRASA (the aqueduct and sewer authority) and PRHTA (the highway authority) to restructure their debt through a process overseen by a Commonwealth court. The Commonwealth of Puerto Rico and PREPA have appealed the court’s ruling.

Late in this reporting period, a forbearance agreement between PREPA and many of its creditors, including this Fund, was extended beyond March 31, 2015, its original end date. Under the agreement, which was reached in August 2014, the bondholders had agreed to forbear from exercising rights in connection with events that would constitute a default on PREPA bonds and PREPA had agreed to a variety of financial terms and to submit a 5-year restructuring plan. At the end of this reporting period, the forbearance agreement was still in effect.

7 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

The Rochester Credit Research Team

8 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Our investment team is determined to protect our shareholders’ best interests and enforce all bond covenants that have been negotiated. We will also continue to monitor credit rating changes and other developments related to our Puerto Rico holdings closely and will post information on our website (oppenheimer-funds.com) and on our Twitter feed (twitter.com/RochesterFunds). Investors should note that deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund. We encourage investors to contact their financial advisors for the latest information, as the situation remains quite fluid.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust investment strategies in the interest of maximizing the potential benefits to our shareholders. Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

The Fund remained invested in the adult living facilities sector, which represented 16.4% of the Fund’s total assets (17.5% of net assets) as of March 31, 2015. These bonds finance various projects at senior living centers, tend to perform well in densely populated geographies with strong real estate values and in more rural areas with stable home prices. The bonds held in this sector contributed positively to the Fund’s performance this reporting period.

Municipal bonds backed by proceeds from the tobacco MSA, the national litigation settlement with U.S. tobacco manufacturers, represented 16.1% of the Fund’s total assets (17.2% of net assets) and consisted of bonds issued in Puerto Rico, the U.S. Virgin Islands and Guam. In aggregate, these securities contributed positively to the Fund’s performance this reporting period.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. Our long-term view of the sector remains bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full.

9 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

As of March 31, 2015, 8.9% of the Fund’s total assets (9.5% of net assets) were invested in the higher education sector. The investment-grade bonds we hold in this sector, including some issued in Puerto Rico, have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest. Bonds in this sector contributed positively to the Fund’s total return this reporting period.

The Fund was also invested in securities used to finance marine and aviation facilities this reporting period. Many of these securities are high-grade investments that are backed by the valuable collateral of the projects whose construction they finance. Of the Fund’s total assets on March 31, 2015, 7.3% (7.9% net assets) were invested in the marine/aviation facilities sector, which contributed positively to the Fund’s performance.

G.O. securities comprised 6.3% of total assets (6.7% of net assets) as of March 31, 2015. The Fund’s holdings in this sector include bonds issued in various North Carolina municipalities, the Commonwealth of Puerto Rico and the Northern Mariana Islands.

Several sectors in which the Fund maintained relatively smaller investments as of March 31, 2015, also contributed positively to performance. Investors benefited this reporting period from the Fund’s holdings in the student housing, single-family, electric and sewer utilities, multifamily housing and airline sectors. Investors should note that the Fund’s holdings include securities issued by PREPA and PRASA.

The investments in two of the Fund’s sectors failed to make a positive contribution to performance as of March 31, 2015: sales tax revenue with 4.7% of total assets (5.0% of net assets) and municipal leases with 1.8% of total assets (1.9% of net assets). The holdings in both of these sectors consist entirely of bonds issued in Puerto Rico.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to funds across the industry during this reporting period, which was characterized by rising prices among high-grade municipal securities. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions. As of March 31, 2015, “inverse floaters” contributed favorably to the Fund’s performance.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market

10 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of March 31, 2015, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-

grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

11 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

12 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Hospital/Healthcare	18.0%
Adult Living Facilities	16.4
Tobacco - Master Settlement Agreement	16.1
Higher Education	8.9
Marine/Aviation Facilities	7.3
General Obligation	6.3
Student Housing	6.1
Sales Tax Revenue	4.7
Single Family	3.2
Electric Utilities	3.1

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2015, and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	0.0%	0.0%	0.0%
AA	26.1	0.0	26.1
A	5.0	0.0	5.0
BBB	27.7	11.4	39.1
BB or lower	21.4	8.4	29.8
Total	80.2%	19.8%	100.0%

The percentages above are based on the market value of the securities as of March 31, 2015, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

13 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 3/31/15
	Without Sales Charge	With Sales Charge
Class A	4.89%	4.66%
Class B	4.19	N/A
Class C	4.20	N/A
Class Y	4.94	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 3/31/15
Class A	3.38%
Class B	2.79
Class C	2.80
Class Y	3.58

TAXABLE EQUIVALENT YIELDS

As of 3/31/15
Class A	6.37%
Class B	5.25
Class C	5.27
Class Y	6.74

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/31/15

	Inception Date	1-Year	5-Year	Since Inception
Class A (OPNCX)	10/10/06	8.60%	5.42%	2.47%
Class B (OPCBX)	10/10/06	7.80%	4.60%	1.93%
Class C (OPCCX)	10/10/06	7.80%	4.64%	1.70%
Class Y (OPCYX)	7/29/11	8.66%	N/A	5.62%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/31/15

	Inception Date	1-Year	5-Year	Since Inception
Class A (OPNCX)	10/10/06	3.45%	4.40%	1.88%
Class B (OPCBX)	10/10/06	2.80%	4.27%	1.93%
Class C (OPCCX)	10/10/06	6.80%	4.64%	1.70%
Class Y (OPCYX)	7/29/11	8.66%	N/A	5.62%

14 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.046 for the 28-day accrual period ended March 24, 2015. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on March 24, 2015; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0395,

15 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

$0.0395 and $0.0465, respectively, for the 28-day accrual period ended March 24, 2015, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended March 31, 2015, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The average yield at NAV in Lipper’s Other States Municipal Debt Funds category is based on 268 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2015 top federal and North Carolina tax rate of 46.9%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

16 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

17 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended March 31, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Actual	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During 6 Months Ended March 31, 2015
Class A	$1,000.00	$1,019.20	$6.97
Class B	1,000.00	1,015.40	10.76
Class C	1,000.00	1,015.50	10.76
Class Y	1,000.00	1,019.50	6.72

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,018.05	6.97
Class B	1,000.00	1,014.31	10.75
Class C	1,000.00	1,014.31	10.75
Class Y	1,000.00	1,018.30	6.71

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended March 31, 2015 are as follows:

Class	Expense Ratios
Class A	1.38%
Class B	2.13
Class C	2.13
Class Y	1.33

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

19 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF INVESTMENTS March 31, 2015

Principal Amount		Coupon		Maturity	Value

Municipal Bonds and Notes—109.1%
North Carolina—69.5%
$ 155,000	Asheville, NC Hsg. Authority (Oak Knoll Apartments)[1]	5.625%	[2]	09/01/2033	$155,330

30,000	Broad River, NC Water Authority[1]	5.000		06/01/2021	30,142

500,000	Charlotte, NC Airport[1]	5.000		07/01/2031	553,280

1,900,000	Charlotte, NC Airport (Charlotte Douglas Airport)[1]	5.000		07/01/2036	2,094,522

1,830,000	Charlotte-Mecklenburg, NC Hospital Authority (Carolinas Healthcare System)[1]	5.125		01/15/2037	2,065,228

50,000	Charlotte-Mecklenburg, NC Hospital Authority Health Care System (Carolinas Healthcare)[1]	5.250		01/15/2039	55,933

250,000	Columbus County, NC IF&PCFA (International Paper Company)[1]	5.700		05/01/2034	287,792

100,000	Columbus County, NC IF&PCFA (International Paper Company)[1]	6.250		11/01/2033	117,135

100,000	E. Lincoln County, NC Water & Sewer District[1]	4.750		06/01/2018	102,329

1,500,000	Elizabeth City, NC Multifamily Hsg. (Walker Landing)[1]	5.125		03/20/2049	1,530,060

500,000	Fayetteville, NC State University (Student Hsg.)[1]	5.000		04/01/2037	551,360

15,000	Mint Hill, NC Sanitation District	5.250		06/01/2020	15,363

425,000	Mint Hill, NC Sanitation District	5.250		06/01/2019	435,285

125,000	Mint Hill, NC Sanitation District[1]	5.250		06/01/2017	127,402

35,000	Nash, NC Health Care Systems[1]	5.000		11/01/2030	37,955

1,000,000	NC Capital Facilities Finance Agency (Brevard College Corp.)[1]	5.000		10/01/2026	961,920

500,000	NC Capital Facilities Finance Agency (Davidson College)	5.000		03/01/2040	565,030

1,280,000	NC Capital Facilities Finance Agency (Elizabeth City State University Hsg. Foundation)[1]	5.000		06/01/2033	1,280,691

1,170,000	NC Capital Facilities Finance Agency (Elizabeth City State University Hsg. Foundation)[1]	5.000		06/01/2028	1,170,959

110,000	NC Capital Facilities Finance Agency (Elizabeth City State University Hsg. Foundation)	5.250		06/01/2017	110,283

30,000	NC Capital Facilities Finance Agency (Elizabeth City State University Hsg. Foundation)[1]	5.000		06/01/2023	30,038

1,655,000	NC Capital Facilities Finance Agency (Meredith College)[1]	6.000		06/01/2031	1,786,672

1,535,000	NC Capital Facilities Finance Agency (Meredith College)[1]	6.125		06/01/2035	1,657,094

200,000	NC Capital Facilities Finance Agency (Methodist University)	5.000		03/01/2019	226,100

440,000	NC Capital Facilities Finance Agency (Methodist University)	5.000		03/01/2022	514,026

810,000	NC Capital Facilities Finance Agency (North Carolina A&T University Foundation)[1]	5.000		06/01/2027	810,502

70,000	NC Capital Facilities Finance Agency (North Carolina A&T University)[1]	5.000		06/01/2032	70,036

25,000	NC Eastern Municipal Power Agency[1]	6.500		01/01/2018	28,661

20,000	NC Eastern Municipal Power Agency, Series A1	5.000		01/01/2020	20,714

300,000	NC Eastern Municipal Power Agency, Series A1	5.250		01/01/2020	311,277

70,000	NC HFA (Home Ownership)[1]	5.125		01/01/2028	72,768

2,640,000	NC HFA (Home Ownership)[1]	5.250		01/01/2039	2,738,446

20 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

North Carolina (Continued)

$ 105,000	NC HFA (Home Ownership)[1]	5.250%	07/01/2039	$107,111

220,000	NC HFA (Multifamily Hsg.)[1]	5.500	02/20/2043	220,352

575,000	NC Medical Care Commission (AHA1HC / AHA3HC / AHA4HC / AHACHC / AHEHC / AHA7HC Obligated Group)[1]	5.500	10/01/2024	582,176

2,210,000	NC Medical Care Commission (AHACHC)[1]	5.800	10/01/2034	2,237,802

1,310,000	NC Medical Care Commission (Aldersgate United Methodist Retirement Community)	6.250	07/01/2035	1,438,026

1,400,000	NC Medical Care Commission (Deerfield Episcopal Retirement Community)[1]	6.125	11/01/2038	1,563,198

45,000	NC Medical Care Commission (Deerfield Episcopal Retirement Community)[1]	6.000	11/01/2033	50,120

8,000,000	NC Medical Care Commission (Duke University Health System)[3]	5.000	06/01/2042	9,026,800

355,000	NC Medical Care Commission (Forest at Duke)[1]	5.500	09/01/2018	356,409

500,000	NC Medical Care Commission (Galloway Ridge)[1]	6.000	01/01/2039	541,485

115,000	NC Medical Care Commission (Givens Estates)[1]	5.000	07/01/2027	120,605

1,700,000	NC Medical Care Commission (Glenaire/The Presbyterian Homes Obligated Group)[1]	5.200	10/01/2021	1,774,341

175,000	NC Medical Care Commission (Glenaire/The Presbyterian Homes Obligated Group)[1]	5.500	10/01/2031	180,927

345,000	NC Medical Care Commission (Glenaire/The Presbyterian Homes Obligated Group)[1]	5.600	10/01/2036	356,420

55,000	NC Medical Care Commission (Halifax Regional Medical Center)[1]	5.000	08/15/2024	55,047

275,000	NC Medical Care Commission (Hugh Chatham Memorial Hospital)[1]	5.000	10/01/2033	275,094

45,000	NC Medical Care Commission (Hugh Chatham Memorial Hospital)[1]	5.250	10/01/2018	45,072

35,000	NC Medical Care Commission (Hugh Chatham Memorial Hospital)[1]	5.000	10/01/2022	35,028

365,000	NC Medical Care Commission (Novant Health/Forsyth Memorial Hospital/The Presbyterian Hospital Obligated Group)[1]	5.000	11/01/2034	387,681

460,000	NC Medical Care Commission (Scotland Memorial Hospital)[1]	5.500	10/01/2019	461,734

5,000	NC Medical Care Commission (Southminster)[1]	6.125	10/01/2018	5,017

520,000	NC Medical Care Commission (UHSEC)[1]	6.000	12/01/2029	612,919

380,000	NC Medical Care Commission (UHSEC/PCMH Obligated Group)[1]	6.250	12/01/2033	451,311

750,000	NC Medical Care Commission (Wakemed)	5.000	10/01/2031	843,375

500,000	NC Medical Care Commission Health Care Facilities (Appalachian Regional Healthcare System)[1]	6.625	07/01/2034	593,165

750,000	NC Medical Care Commission Health Care Facilities (Lutheran Services for the Aging)[1]	5.000	03/01/2042	772,995

2,000,000	NC Medical Care Commission Health Care Facilities (Novant Health)[1]	5.250	11/01/2040	2,268,180

70,000	NC Medical Care Commission Health Care Facilities (Pines at Davidson)[1]	5.000	01/01/2036	70,547

500,000	NC Medical Care Commission Retirement Facilities (Carolina Village)[1]	6.000	04/01/2038	531,965

21 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value

North Carolina (Continued)

$ 20,000	NC Medical Care Commission Retirement Facilities (Southminster)[1]	5.750%	10/01/2037	$20,566

1,590,000	NC Medical Care Commission Retirement Facilities (The United Methodist Retirement Homes)	5.000	10/01/2033	1,650,420

5,000	NC Medical Care Commission Retirement Facilities (The United Methodist Retirement Homes)[1]	5.500	10/01/2035	5,004

775,000	NC Medical Care Commission Retirement Facilities (The United Methodist Retirement Homes)[1]	5.500	10/01/2032	780,549

30,000	NC Medical Care Commission Retirement Facilities (The United Methodist Retirement Homes)[1]	5.250	10/01/2024	30,241

100,000	NC Medical Care Commission Retirement Facilities (UHC&S/LPC Obligated Group)[1]	5.250	09/01/2021	100,447

1,850,000	NC Medical Care Commission Retirement Facilities (UHC&S/LPC Obligated Group)[1]	5.000	09/01/2037	1,874,901

250,000	NC Turnpike Authority (Monroe Connector System)[1]	5.000	07/01/2036	285,078

1,500,000	NC Winson-Salem State University[1]	5.000	06/01/2034	1,636,935

750,000	New Hanover County, NC Hospital (New Hanover Regional Medical Center)	5.000	10/01/2026	863,782

10,000	Northern Hospital District of Surry County, NC Health Care Facilities[1]	5.500	10/01/2029	10,031

25,000	Northern Hospital District of Surry County, NC Health Care Facilities[1]	5.750	10/01/2024	27,134

500,000	Northern Hospital District of Surry County, NC Health Care Facilities[1]	6.250	10/01/2038	545,465

365,000	Oak Island, NC Enterprise System[1]	6.000	06/01/2036	424,999

3,000,000	Raleigh Durham, NC Airport Authority[1]	5.000	05/01/2037	3,193,500

20,000	University of NC System[1]	5.500	10/01/2034	22,774

1,410,000	Western Carolina University, NC (Student Housing)	5.000	06/01/2033	1,570,698

				59,521,759

U.S. Possessions—39.6%
750,000	Guam International Airport Authority	6.000	10/01/2034	888,645

125,000	Guam Power Authority, Series A	5.000	10/01/2030	144,585

125,000	Guam Power Authority, Series A	5.000	10/01/2023	149,626

150,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)[1]	5.250	06/01/2032	146,818

67,775,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	7.250 [4]	06/01/2057	1,381,254

230,000	Northern Mariana Islands Commonwealth, Series A1	5.000	06/01/2017	232,771

2,010,000	Northern Mariana Islands Commonwealth, Series A1	5.000	06/01/2030	1,773,101

250,000	Puerto Rico Aqueduct & Sewer Authority	6.000	07/01/2038	174,210

500,000	Puerto Rico Aqueduct & Sewer Authority	6.125	07/01/2024	375,055

4,495,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625	05/15/2043	4,500,754

3,520,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500	05/15/2039	3,541,613

2,005,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375	05/15/2033	2,017,311

34,560,000	Puerto Rico Children’s Trust Fund (TASC)	7.012 [4]	05/15/2050	2,814,221

2,250,000	Puerto Rico Commonwealth GO	6.500	07/01/2037	1,624,185

800,000	Puerto Rico Commonwealth GO	6.000	07/01/2039	551,416

70,000	Puerto Rico Commonwealth GO	5.875	07/01/2036	48,075

70,000	Puerto Rico Commonwealth GO1	5.125	07/01/2031	48,425

750,000	Puerto Rico Commonwealth GO	5.750	07/01/2028	533,670

22 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

U.S. Possessions (Continued)
$ 5,000	Puerto Rico Commonwealth GO1	5.000%	07/01/2028	$3,496

395,000	Puerto Rico Commonwealth GO1	5.250	07/01/2030	274,205

85,000	Puerto Rico Convention Center Authority[1]	5.000	07/01/2027	78,039

1,500,000	Puerto Rico Electric Power Authority, Series A5	6.750	07/01/2036	877,665

400,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250	07/01/2029	234,164

320,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250	07/01/2030	187,302

440,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250	07/01/2031	257,554

1,000,000	Puerto Rico Electric Power Authority, Series XX5	5.250	07/01/2040	585,430

25,000	Puerto Rico Highway & Transportation Authority[1]	5.000	07/01/2022	16,070

250,000	Puerto Rico Highway & Transportation Authority[1]	5.300	07/01/2035	186,222

50,000	Puerto Rico Infrastructure	6.928 [4]	07/01/2043	6,795

30,000	Puerto Rico Infrastructure	7.000 [4]	07/01/2036	6,574

450,000	Puerto Rico Infrastructure	7.000 [4]	07/01/2033	98,239

335,000	Puerto Rico Infrastructure	7.102 [4]	07/01/2035	79,512

1,000,000	Puerto Rico Infrastructure	7.000 [4]	07/01/2032	233,410

725,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250	10/01/2024	519,042

2,120,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500	10/01/2037	1,269,392

1,000,000	Puerto Rico Infrastructure Financing Authority[1]	5.500	07/01/2024	994,470

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375	04/01/2042	86,450

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125	04/01/2032	88,418

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2027	91,612

50,000	Puerto Rico ITEMECF (Ashford Presbyterian Community)[1]	6.700	11/01/2020	45,512

100,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000	10/01/2042	82,663

10,000	Puerto Rico Municipal Finance Agency, Series A	5.500	07/01/2017	10,016

45,000	Puerto Rico Public Buildings Authority	5.250	07/01/2042	28,430

250,000	Puerto Rico Public Buildings Authority[1]	6.250	07/01/2031	172,603

500,000	Puerto Rico Public Buildings Authority[1]	7.000	07/01/2021	376,275

600,000	Puerto Rico Public Buildings Authority[1]	6.750	07/01/2036	419,952

750,000	Puerto Rico Public Buildings Authority[1]	7.000	07/01/2025	558,023

30,000	Puerto Rico Public Buildings Authority[1]	5.250	07/01/2033	19,627

100,000	Puerto Rico Public Buildings Authority[1]	6.250	07/01/2026	71,151

5,000	Puerto Rico Public Buildings Authority, Series D1	5.250	07/01/2036	3,209

1,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500	08/01/2044	639,330

750,000	Puerto Rico Sales Tax Financing Corp., Series A	5.375	08/01/2039	451,178

500,000	Puerto Rico Sales Tax Financing Corp., Series A	6.375	08/01/2039	320,765

4,500,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000	08/01/2042	2,864,790

200,000	University of Puerto Rico[1]	5.000	06/01/2025	112,674

250,000	University of Puerto Rico[1]	5.000	06/01/2026	140,478

275,000	University of Puerto Rico, Series Q1	5.000	06/01/2030	154,017

370,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000	05/15/2021	370,063

				33,960,552

Total Investments, at Value (Cost $98,121,915)—109.1%				93,482,311

Net Other Assets (Liabilities)—(9.1)				(7,815,365)

Net Assets—100.0%				$85,666,946

23 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 8 of the accompanying Notes.

2. Represents the current interest rate for a variable or increasing rate security.

3. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

4. Zero coupon bond reflects effective yield on the date of purchase.

5. Subject to a forbearance agreement. Rate shown is the original contractual interest rate. See Note 4 of the accompanying Notes.

To simplify the listings of securities, abbreviations are used per the table below:

AHA1HC ARC/HDS Alamance #1 Hsg. Corp.

AHA3HC ARC/HDS Alamance #3 Hsg. Corp.

AHA4HC ARC/HDS Alamance #4 Hsg. Corp

AHA7HC ARC/HDS Alamance #7 Hsg. Corp.

AHACHC ARC/HDS Alamance Country Housing Corp.

AHEHC ARC/HDS Elon Housing Corp.

GO	General Obligation
HFA	Housing Finance Agency
IF&PCFA	Industrial Facilities and Pollution Control Financing Authority
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
LPC	Lake Prince Center
PCFA	Pollution Control Finance Authority
PCMH	Pitt County Memorial Hospital
ROLs	Reset Option Longs
TASC	Tobacco Settlement Asset-Backed Bonds
UHC	University Hospitals of Cleveland
UHC&S	United Church Homes & Services
UHSEC	University Health Systems of Eastern Carolina
V.I.	United States Virgin Islands

See accompanying Notes to Financial Statements.

24 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2015

Assets
Investments, at value (cost $98,121,915)—see accompanying statement of investments	$93,482,311

Cash	313,501

Receivables and other assets:
Interest	1,627,133
Shares of beneficial interest sold	152,740
Other	392,502

Total assets	95,968,187

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	4,000,000
Payable for borrowings (See Note 8)	4,100,000
Investments purchased on a when-issued or delayed delivery basis	1,870,646
Shares of beneficial interest redeemed	162,564
Dividends	82,667
Distribution and service plan fees	16,929
Shareholder communications	10,030
Trustees’ compensation	5,407
Interest expense on borrowings	583
Other	52,415

Total liabilities	10,301,241

Net Assets	$85,666,946

Composition of Net Assets
Par value of shares of beneficial interest	$7,601
Additional paid-in capital	101,466,064

Accumulated net investment income	915,671

Accumulated net realized loss on investments	(12,082,786)

Net unrealized depreciation on investments	(4,639,604)

Net Assets	$85,666,946

25 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $46,908,259 and 4,161,967 shares of beneficial interest outstanding)	$11.27
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$11.83

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,195,854 and 106,109 shares of beneficial interest outstanding)	$11.27

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $31,410,276 and 2,787,073 shares of beneficial interest outstanding)	$11.27

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $6,152,557 and 545,989 shares of beneficial interest outstanding)	$11.27

See accompanying Notes to Financial Statements.

26 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended March 31, 2015

Investment Income
Interest	$5,593,583

Expenses
Management fees	481,647

Distribution and service plan fees:
Class A	118,443
Class B	14,716
Class C	316,979

Transfer and shareholder servicing agent fees:
Class A	49,322
Class B	1,473
Class C	31,701
Class Y	5,076

Shareholder communications:
Class A	11,298
Class B	562
Class C	7,030
Class Y	1,623

Borrowing fees	408,735

Interest expense and fees on short-term floating rate notes issued (See Note 4)	37,142

Interest expense on borrowings	5,744

Custodian fees and expenses	1,977

Trustees’ compensation	1,325

Other	58,553

Total expenses	1,553,346
Less waivers and reimbursements of expenses	(154,707)

Net expenses	1,398,639

Net Investment Income	4,194,944

Realized and Unrealized Gain (Loss)
Net realized loss on investments	(1,307,563)

Net change in unrealized appreciation/depreciation on investments	4,087,964

Net Increase in Net Assets Resulting from Operations	$6,975,345

See accompanying Notes to Financial Statements.

27 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2015	Year Ended March 31, 2014

Operations
Net investment income	$4,194,944	$5,732,630

Net realized loss	(1,307,563)	(2,572,835)

Net change in unrealized appreciation/depreciation	4,087,964	(13,162,875)

Net increase (decrease) in net assets resulting from operations	6,975,345	(10,003,080)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(2,525,135)	(3,025,762)
Class B	(64,360)	(117,756)
Class C	(1,384,637)	(1,560,096)
Class Y	(261,607)	(323,078)

	(4,235,739)	(5,026,692)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(5,086,259)	(24,287,192)
Class B	(728,898)	(1,849,231)
Class C	(1,187,367)	(14,464,504)
Class Y	1,624,110	(4,441,314)

	(5,378,414)	(45,042,241)

Net Assets
Total decrease	(2,638,808)	(60,072,013)

Beginning of period	88,305,754	148,377,767

End of period (including accumulated net investment income of $915,671 and $1,027,824, respectively)	$85,666,946	$88,305,754

See accompanying Notes to Financial Statements.

28 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended March 31, 2015

Cash Flows from Operating Activities
Net increase in net assets from operations	$6,975,345

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(14,754,104)
Proceeds from disposition of investment securities	23,263,167
Short-term investment securities, net	23,849
Premium amortization	252,656
Discount accretion	(629,414)
Net realized loss on investments	1,307,563
Net change in unrealized appreciation/depreciation on investments	(4,087,964)
Change in assets:
Increase in other assets	(287,027)
Decrease in interest receivable	286,288
Decrease in receivable for securities sold	8,666,958
Change in liabilities:
Decrease in other liabilities	(3,543)
Increase in payable for securities purchased	1,870,646

Net cash provided by operating activities	22,884,420

Cash Flows from Financing Activities
Proceeds from borrowings	31,800,000
Payments on borrowings	(40,800,000)
Payments on short-term floating rate notes issued	(4,000,000)
Proceeds from shares sold	15,664,877
Payments on shares redeemed	(24,793,821)
Cash distributions paid	(900,103)

Net cash used in financing activities	(23,029,047)

Net decrease in cash	(144,627)

Cash, beginning balance	458,128

Cash, ending balance	$313,501

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $3,332,390.
Cash paid for interest on borrowings—$6,285.
Cash paid for interest on short-term floating rate notes issued—$37,142.

See accompanying Notes to Financial Statements.

29 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013[1]	Year Ended March 30, 2012[1]	Year Ended March 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$10.92	$12.20	$11.99	$10.48	$11.22

Income (loss) from investment operations:
Net investment income[2]	0.57	0.61	0.54	0.64	0.69
Net realized and unrealized gain (loss)	0.35	(1.36)	0.24	1.51	(0.78)

Total from investment operations	0.92	(0.75)	0.78	2.15	(0.09)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.57)	(0.53)	(0.57)	(0.64)	(0.65)

Net asset value, end of period	$11.27	$10.92	$12.20	$11.99	$10.48

Total Return, at Net Asset Value[3]	8.60%	(6.04)%	6.60%	20.93%	(1.03)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$46,908	$50,408	$83,126	$59,394	$52,758

Average net assets (in thousands)	$49,303	$63,593	$73,464	$53,775	$57,465

Ratios to average net assets:[4]
Net investment income	5.08%	5.39%	4.40%	5.66%	6.15%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.99%	0.97%	0.90%	0.93%	0.95%
Interest and fees from borrowings	0.47%	0.25%	0.08%	0.05%	0.07%
Interest and fees on short-term floating rate notes issued[5]	0.04%	0.07%	0.05%	0.10%	0.15%

Total expenses	1.50%	1.29%	1.03%	1.08%	1.17%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.31%	1.11%	0.93%	0.95%	1.02%

Portfolio turnover rate	15%	12%	6%	19%	15%

1. March 28, 2013 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

30 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Class B	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013[1]	Year Ended March 30, 2012[1]	Year Ended March 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$10.92	$12.19	$11.98	$10.48	$11.22

Income (loss) from investment operations:
Net investment income[2]	0.49	0.51	0.45	0.55	0.60
Net realized and unrealized gain (loss)	0.35	(1.35)	0.24	1.50	(0.78)

Total from investment operations	0.84	(0.84)	0.69	2.05	(0.18)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.49)	(0.43)	(0.48)	(0.55)	(0.56)

Net asset value, end of period	$11.27	$10.92	$12.19	$11.98	$10.48

Total Return, at Net Asset Value[3]	7.80%	(6.82)%	5.81%	19.94%	(1.77)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,196	$1,871	$4,141	$4,073	$2,934

Average net assets (in thousands)	$1,470	$3,050	$4,412	$3,338	$3,160

Ratios to average net assets:[4]
Net investment income	4.36%	4.58%	3.67%	4.88%	5.39%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.76%	1.81%	1.73%	1.75%	1.77%
Interest and fees from borrowings	0.47%	0.25%	0.08%	0.05%	0.07%
Interest and fees on short-term floating rate notes issued[5]	0.04%	0.07%	0.05%	0.10%	0.15%

Total expenses	2.27%	2.13%	1.86%	1.90%	1.99%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.06%	1.86%	1.68%	1.70%	1.77%

Portfolio turnover rate	15%	12%	6%	19%	15%

1. March 28, 2013 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

31 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013[1]	Year Ended March 30, 2012[1]	Year Ended March 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$10.92	$12.19	$11.98	$10.48	$11.22

Income (loss) from investment operations:
Net investment income[2]	0.48	0.52	0.45	0.55	0.61
Net realized and unrealized gain (loss)	0.36	(1.34)	0.24	1.50	(0.79)

Total from investment operations	0.84	(0.82)	0.69	2.05	(0.18)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.49)	(0.45)	(0.48)	(0.55)	(0.56)

Net asset value, end of period	$11.27	$10.92	$12.19	$11.98	$10.48

Total Return, at Net Asset Value[3]	7.80%	(6.67)%	5.81%	19.94%	(1.77)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31,410	$31,620	$51,239	$41,724	$32,657

Average net assets (in thousands)	$31,701	$38,923	$47,927	$36,216	$33,529

Ratios to average net assets:[4]
Net investment income	4.31%	4.64%	3.65%	4.89%	5.40%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.75%	1.75%	1.67%	1.69%	1.72%
Interest and fees from borrowings	0.47%	0.25%	0.08%	0.05%	0.07%
Interest and fees on short-term floating rate notes issued[5]	0.04%	0.07%	0.05%	0.10%	0.15%

Total expenses	2.26%	2.07%	1.80%	1.84%	1.94%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.06%	1.87%	1.68%	1.70%	1.77%

Portfolio turnover rate	15%	12%	6%	19%	15%

1. March 28, 2013 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

32 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Class Y	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013[1]	Period Ended March 30, 2012[1,2]

Per Share Operating Data
Net asset value, beginning of period	$10.92	$12.20	$11.99	$11.10

Income (loss) from investment operations:
Net investment income[3]	0.57	0.60	0.55	0.45
Net realized and unrealized gain (loss)	0.36	(1.34)	0.25	0.87

Total from investment operations	0.93	(0.74)	0.80	1.32

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.58)	(0.54)	(0.59)	(0.43)

Net asset value, end of period	$11.27	$10.92	$12.20	$11.99

Total Return, at Net Asset Value[4]	8.66%	(6.00)%	6.72%	12.14%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,153	$4,407	$9,872	$5,166

Average net assets (in thousands)	$5,079	$6,791	$7,803	$1,477

Ratios to average net assets:[5]
Net investment income	5.06%	5.30%	4.48%	5.81%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.76%	0.75%	0.70%	0.66%
Interest and fees from borrowings	0.47%	0.25%	0.08%	0.03%
Interest and fees on short-term floating rate notes issued[6]	0.04%	0.07%	0.05%	0.10%

Total expenses	1.27%	1.07%	0.83%	0.79%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.27%	1.07%	0.83%	0.79%

Portfolio turnover rate	15%	12%	6%	19%

1. March 28, 2013 and March 30, 2012 represent the last business days of the Fund’s respective reporting periods.

2. For the period from July 29, 2011 (inception of offering) to March 30, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

33 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS March 31, 2015

1. Organization

Oppenheimer Rochester North Carolina Municipal Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

34 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$792,009	$—	$12,077,786	$4,450,534

35 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

1. As of March 31, 2015, the Fund had $12,077,786 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2017	$2,034,983
2018	3,860,428
No expiration	6,182,375

Total	$12,077,786

2. During the fiscal year ended March 31, 2015, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended March 31, 2014, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for March 31, 2015. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments
$71,358	$71,358

The tax character of distributions paid during the years ended March 31, 2015 and March 31, 2014 was as follows:

	Year Ended March 31, 2015	Year Ended March 31, 2014
Distributions paid from:
Exempt-interest dividends	$4,163,457	$4,985,710
Ordinary income	72,282	40,982

Total	$4,235,739	$5,026,692

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2015 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

36 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

Federal tax cost of securities	$93,920,522[1]

Gross unrealized appreciation	$4,319,135
Gross unrealized depreciation	(8,769,669)

Net unrealized depreciation	$(4,450,534)

1. The Federal tax cost of securities does not include cost of $4,012,323, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities in Note 4.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when

37 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a

38 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

3. Securities Valuation (Continued)

security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of March 31, 2015 based on valuation input level:

39 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
North Carolina	$—	$59,521,759	$—	$59,521,759
U.S. Possessions	—	33,960,552	—	33,960,552

Total Assets	$—	$93,482,311	$—	$93,482,311

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is

40 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

4. Investments and Risks (Continued)

paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the

41 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of March 31, 2015, the Fund’s maximum exposure under such agreements is estimated at $4,000,000.

42 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

4. Investments and Risks (Continued)

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At March 31, 2015, municipal bond holdings with a value of $9,026,800 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $4,000,000 in short-term floating rate securities issued and outstanding at that date.

At March 31, 2015, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 4,000,000	NC Medical Care Commission ROLs[3]	8.10%	6/1/42	$ 5,026,800

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $4,000,000 or 4.17% of its total assets as of March 31, 2015.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and

43 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of March 31, 2015, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$1,870,646

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. There were no securities not accruing interest of March 31, 2015.

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. As of March 31, 2015, securities with an aggregate market value of $2,142,115, representing 2.50% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

44 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

5. Shares of Beneficial Interest (Continued)

	Year Ended March 31, 2015		Year Ended March 31, 2014
	Shares	Amount	Shares	Amount

Class A
Sold	554,674	$6,206,554	847,291	$9,438,571
Dividends and/or distributions reinvested	184,656	2,069,229	228,312	2,536,178
Redeemed	(1,192,741)	(13,362,042)	(3,275,846)	(36,261,941)

Net decrease	(453,411)	$(5,086,259)	(2,200,243)	$(24,287,192)

Class B
Sold	726	$8,165	9,873	$104,789
Dividends and/or distributions reinvested	5,216	58,394	10,054	111,908
Redeemed	(71,146)	(795,457)	(188,235)	(2,065,928)

Net decrease	(65,204)	$(728,898)	(168,308)	$(1,849,231)

Class C
Sold	456,014	$5,118,128	409,461	$4,548,823
Dividends and/or distributions reinvested	88,756	994,809	100,323	1,114,039
Redeemed	(653,047)	(7,300,304)	(1,816,662)	(20,127,366)

Net decrease	(108,277)	$(1,187,367)	(1,306,878)	$(14,464,504)

Class Y
Sold	394,712	$4,446,883	387,848	$4,374,857
Dividends and/or distributions reinvested	18,709	209,958	23,720	265,194
Redeemed	(271,006)	(3,032,731)	(817,277)	(9,081,365)

Net increase (decrease)	142,415	$1,624,110	(405,709)	$(4,441,314)

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended March 31, 2015 were as follows:

	Purchases	Sales
Investment securities	$14,754,104	$23,263,167

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40

45 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

7. Fees and Other Transactions with Affiliates (Continued)

The Fund’s management fee for the fiscal year ended March 31, 2015 was 0.55% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended March 31, 2015, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	169
Accumulated Liability as of March 31, 2015	1,589

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the

46 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

7. Fees and Other Transactions with Affiliates (Continued)

Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the und’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that urpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
March 31, 2015	$16,314	$1,489	$13,655	$945

47 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

7. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, excluding interest and fees from borrowings and interest and related expenses from inverse floaters, would not exceed 0.80% of average annual net assets for Class A shares, 1.55% of average annual net assets for both Class B and Class C shares and 0.80% of average annual net assets for Class Y shares. During the year ended March 31, 2015, the Manager reimbursed $90,557, $3,062, $61,075 and $13 for Class A, Class B, Class C and Class Y shares, respectively.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

8. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities

48 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

8. Borrowings and Other Financing (Continued)

held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1672% as of March 31, 2015). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended March 31, 2015 equal 0.31% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of March 31, 2015, the Fund had borrowings outstanding at an interest rate of 0.1672%.

Details of the borrowings for the year ended March 31, 2015 are as follows:

Average Daily Loan Balance	$3,643,014
Average Daily Interest Rate	0.157%
Fees Paid	$554,958
Interest Paid	$6,285

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the year ended March 31, 2015 are included in expenses

49 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Borrowings and Other Financing (Continued)

on the Fund’s Statement of Operations and equal 0.16% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the year ended March 31, 2015.

The effect of the Facility to the Fund for the year ended March 31, 2015 is as follows:

Fees Paid	$145,194

9. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

50 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Rochester North Carolina Municipal Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester North Carolina Municipal Fund, including the statement of investments, as of March 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian, and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester North Carolina Municipal Fund as of March 31, 2015, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

May 15, 2015

51 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2015, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2014.

None of the dividends paid by the Fund during the fiscal year ended March 31, 2015 are eligible for the corporate dividend-received deduction. 98.29% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

52 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

53 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2006) Year of Birth: 1943	Director and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Actua Corporation (information technology company) (since October 2003); formerly, Independent Chairman GSK Employee Benefit Trust (April 2006-June 2013); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959).

54 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

David K. Downes, Continued	Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2006) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 53 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held

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TRUSTEES AND OFFICERS Unaudited / Continued

Elizabeth Krentzman, Continued	the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987 - 1991); former Chair of the Investment Management Subcommittee of the Washington, D.C. Bar. Oversees 53 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2006) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 53 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2006) Year of Birth: 1952	Director of Greenwall Foundation (since October 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); Advisory Board Director of The Agile Trading Group LLC (2012-2013); New York Advisory Board Director of Peace First (non-profit) (2010-2013); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley

56 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Joanne Pace, Continued	Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 53 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (June 2007-December 2013): Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989-January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2009) Year of Birth: 1958	Chairman of the Sub-Adviser (July 2014 -December 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-

57 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

William F. Glavin, Jr., Continued	December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, Pulire, Stein, Steinmetz, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2006) Year of Birth: 1963	Senior Vice President of the Sub-Adviser (since July 2007) and a Senior Portfolio Manager (since December 2001); Vice President of the Sub-Adviser (April 2001-June 2007) and a Portfolio Manager with the Sub-Adviser (December 1999- November 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2006) Year of Birth: 1971	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

58 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Troy E. Willis, Vice President (since 2006) Year of Birth: 1972	Vice President of the Sub-Adviser (since July 2009) and a Senior Portfolio Manager (since January 2006); Assistant Vice President of the Sub-Adviser (July 2005-June 2009). Portfolio Manager of the Sub-Adviser (June 2002-December 2005). Corporate Attorney for Southern Resource Group (June 1999-July 2001). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard Stein Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub-Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

Arthur P. Steinmetz, President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management

59 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Arthur S. Gabinet, Continued	Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2006) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

60 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2015 OppenheimerFunds, Inc. All rights reserved.

61 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

• Applications or other forms

• When you create a user ID and password for online account access

• When you enroll in eDocs Direct, our electronic document delivery service

• Your transactions with us, our affiliates or others

• A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

• When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

62 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

63 OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Visit us at oppenheimerfunds.com for 24-hr access

to account information and transactions or call us at

800 CALL OPP (800 225 5677) for 24-hr automated

information and automated transactions. Representatives

also available Mon–Fri 8am-8pm ET.

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800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.
RA0655.001.0315 May 27, 2015

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $33,100 in fiscal 2015 and $32,500 in fiscal 2014.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $2,500 in fiscal 2015 and $2,500 in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $890,608 in fiscal 2015 and $969,735 in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, system conversion testing, and corporate restructuring

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $550,189 in fiscal 2015 and $343,117 in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,443,297 in fiscal 2015 and $1,315,352 in fiscal 2014 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester North Carolina Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/12/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/12/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	5/12/2015